Exhibit 10.2
EXECUTION COPY
AMENDMENT NO. 1
TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
     This AMENDMENT NO. 1 to FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of February 22, 2008, is entered into by and among Tesoro Corporation (the “Borrower”), the financial institutions party to the below-defined Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”). Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.
WITNESSETH
     WHEREAS, the Borrower, the Lenders, and the Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of May 11, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower wishes to amend the Credit Agreement in certain respects and the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:
     1. Amendments to Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
     (a) Section 6.10 of the Credit Agreement is hereby amended to (i) delete the “or” at the end of clause (b) thereof, (ii) replace the “.” at the end of clause (c) thereof with “; or” and (iii) insert immediately at the end thereof the following new clause (d):
(d) the Borrower and its Subsidiaries may make Restricted Payments in an aggregate amount not in excess of $100,000,000 during any rolling four quarter period, so long as immediately before the time of declaration of such Restricted Payment (and in each case as determined on a pro forma basis after giving effect to the applicable Restricted Payment as of the date of declaration thereof) no Default or Unmatured Default exists and Excess

Availability equals or exceeds 20% of the Borrowing Base then in effect and shall remain equal to or in excess of 20% for the remainder of the day on which such declaration is made.
     (b) Section 6.21 of the Credit Agreement is hereby amended to insert immediately at the end thereof the following sentence:
For the avoidance of doubt, so long as the Borrower is in compliance with the Standard Reserve that is required to be in effect when the aforementioned ratio is less than 1.00 to 1.00 (including, without limitation, such Standard Reserve not resulting in an overadvance), such ratio may be less than 1.00 to 1.00 and no Default or Unmatured Default shall result therefrom.
     2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:
          (a) the Agent shall have received executed copies of this Amendment from the Borrower and each of the Lenders; and
          (b) the Agent shall have received a written reaffirmation of the Borrower’s and the Subsidiary Guarantors’ respective obligations under the Guaranty and the Collateral Documents in form and substance substantially similar to Exhibit A hereto.
     3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
          (a) The Credit Agreement as previously executed constitutes the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (iii) requirements of reasonableness, good faith and fair dealing.
          (b) Upon the effectiveness of this Amendment, the Borrower hereby (i) represents that no Default or Unmatured Default exists under the terms of the Credit Agreement, (ii) reaffirms all covenants, representations and warranties made in the Credit Agreement, and (iii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, provided that any such covenant, representation or warranty that references a specific date is reaffirmed as of such referenced date.
          (c) The modifications contemplated by this Amendment are permitted under the terms of indentures and other agreements referenced in Section 9.18 of the Credit Agreement that remain in effect as of the date hereof.
     4. Effect on the Credit Agreement.

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          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
          (b) Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
     5. Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.
     6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws, as opposed to the conflicts of law provisions, of the State of New York; provided, however, that if a court, tribunal or other judicial entity with jurisdiction over the Credit Agreement, this Amendment and the transactions evidenced by the Loan Documents were to disregard such choice of law, this Amendment shall be governed by and construed in accordance with the internal laws, as opposed to the conflicts of law provisions, of the State of Illinois.
     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.
The remainder of this page is intentionally blank.

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TESORO CORPORATION, as the Borrower
By:	/s/ Otto C. Schwethelm
	Name:	Otto C. Schwethelm
	Title:	Vice President and Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually, as initial LC Issuer, and as Administrative Agent
By:	/s/ J. Devin Mock
	Name:	J. Devin Mock
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LEHMAN COMMERCIAL PAPER INC., as Syndication Agent and as a Lender
By:	/s/ Maria M. Lund
	Name:	Maria M. Lund
	Title:	Authorized signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Co-Documentation Agent and as a Lender
By:	/s/ Hance VanBeber
	Name:	Hance VanBeber
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Co-Documentation Agent and as a Lender
By:	/s/ Damain Sullivan
	Name:	Damain Sullivan
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

FORTIS CAPITAL CORP., as a Co-Documentation Agent and as a Lender
By:	/s/ Casey Lowary
	Name:	Casey Lowary
	Title:	Director

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND plc, as a Co-Documentation Agent and as a Lender
By:	/s/ Eric Stoerr
	Name:	Eric Stoerr
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS, as a Lender
By:	/s/ Mark A. Cox
	Name:	Mark A. Cox
	Title:	Managing Director

By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as a Lender
By:	/s/ Amy Pincu
	Name:	Amy Pincu
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LASALLE BUSINESS CREDIT, LLC, as a Lender
By:	/s/ Hance VanBeber
	Name:	Hance VanBeber
	Title:	Sr. Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD., as a Lender
By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

NATIXIS, as a Lender
By:	/s/ Louis P. Laville, III
Louis P. Laville, III
Managing Director

By:	/s/ Daniel Payer
Daniel Payer
Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RZB FINANCE, LLC, as a Lender
By:	/s/ Shirley Ritch
	Name:	Shirley Ritch
	Title:	Assistant Vice President

By:	/s/ John A. Valiska
	Name:	John A. Valiska
	Title:	First Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORP., as a Lender
By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	General Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ John Williammee, Jr.
	Name:	John Williammee, Jr.
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO FOOTHILL, LLC, as a Lender
By:	/s/ Rina Shinoda
	Name:	Rina Shinoda
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BMO CAPITAL MARKETS FINANCING, INC., as a Lender
By:	/s/ Mary Lou Allen
	Name:	Mary Lou Allen
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

GMAC COMMERCIAL FINANCE, LLC, as a Lender
By:	/s/ James Bruce
	Name:	James Bruce
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender
By:	/s/ Todd W. Milenius
	Name:	Todd W. Milenius
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, N.A., as a Lender
By:	/s/ Terrance O. McKinney
	Name:	Terrance O. McKinney
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK, as a Lender
By:	/s/ Michael Fogarty
	Name:	Michael Fogarty
	Title:	SVP

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SIEMENS FINANCIAL SERVICES, INC., as a Lender
By:	/s/ Mark Picillo
	Name:	Mark Picillo
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SOCIÉTÉ GÉNÉRALE, as a Lender
By:	/s/ Emmanuel Chesneau
	Name:	Emmanuel Chesneau
	Title:	Managing Director

By:	/s/ Craig Tashjian
	Name:	Craig Tashjian
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Lender
By:	/s/ Gerald R. Finney, Jr.
	Name:	Gerald R. Finney, Jr.
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE FROST NATIONAL BANK, as a Lender
By:	/s/ Beth Weakley
	Name:	Beth Weakley
	Title:	EVP

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTY BANK, as a Lender
By:	/s/ Jim R. Hamilton
	Name:	Jim R. Hamilton
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SOVEREIGN BANK, as a Lender
By:	/s/ Kathryn McEnroe Williams
	Name:	Kathryn McEnroe Williams
	Title:	VP

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Thomas Visconti
	Name:	Thomas Visconti
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ALLIED IRISH BANKS, PLC, as a Lender
By:	/s/ Albert D. Perez
	Name:	Albert D. Perez
	Title:	Vice President

By:	/s/ Mia Bolin
	Name:	Mia Bolin
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ W. Bryan Chapman
	Name:	W. Bryan Chapman
	Title:	SVP & Energy Lending Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Stan G. Weiser Jr.
	Name:	Stan G. Weiser Jr.
	Title:	Vice-President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

UPS CAPITAL CORPORATION, as a Lender
By:	/s/ John P. Holloway
	Name:	John P. Holloway
	Title:	Director of Portfolio Management

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WEBSTER BUSINESS CREDIT CORPORATION, as a Lender
By:	/s/ Julian Vigder
	Name:	Julian Vigder
	Title:	AVP

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT A
TO
AMENDMENT NO. 1
FORM OF REAFFIRMATION
Attached

AFFIRMATION OF LOAN DOCUMENTS
     Reference is hereby made to the Fourth Amended and Restated Credit Agreement, dated as of May 11, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Tesoro Corporation (the “Borrower”), the financial institutions from time to time party thereto as Lenders (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Affirmation of Loan Documents and not defined herein shall have the meanings given to them in the Credit Agreement.
     Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1 to Fourth Amended and Restated Credit Agreement, which amends the Credit Agreement, and affirms the terms and conditions of each Loan Document executed by it, including, without limitation, the Security Agreement and the Guaranty, and acknowledges and agrees that each such Loan Document executed by it in connection with the Prior Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
     Each reference to the “Credit Agreement” contained in the above-referenced documents shall be a reference to the Credit Agreement as the same may from time to time hereafter be amended, modified, supplemented or restated.
Dated: February 22, 2008
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GOLD STAR MARITIME COMPANY
TESORO ALASKA COMPANY
TESORO AVIATION COMPANY
TESORO COMPANIES, INC.
TESORO ENVIRONMENTAL RESOURCES COMPANY
TESORO FAR EAST MARITIME COMPANY
TESORO FINANCIAL SERVICES HOLDING COMPANY
TESORO MARITIME COMPANY
TESORO NORTHSTORE COMPANY
TESORO REFINING AND MARKETING COMPANY
TESORO TRADING COMPANY
TESORO VOSTOK COMPANY
TESORO WASATCH, LLC
TESORO SIERRA PROPERTIES, LLC
TESORO SOUTH COAST COMPANY, LLC
TESORO WEST COAST COMPANY, LLC

By:	/s/ Phillip M. Anderson Name: Phillip M. Anderson Title: Vice President and Treasurer
TESORO HAWAII CORPORATION

By:	/s/ Gregory A. Wright Name: Gregory A. Wright Title: Executive Vice President and Chief Financial Officer
SMILEY’S SUPER SERVICE, INC.

By:	/s/ Otto C. Schwethelm Name: Otto C. Schwethelm Title: Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AFFIRMATION OF LOAN DOCUMENTS

State of California Public Employees’ Retirement System, as a Lender
By:	/s/ Mike Claybar
	Name:	Mike Claybar
	Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT